Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Pep Boys - Manny, Moe & Jack (the "Company") on Form 10-Q/A for the quarterly period ending October 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),


I, Harry F. Yanowitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


        (i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:   March 2, 2005                               /s/  Harry F. Yanowitz
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                                                     Harry F. Yanowitz
                                                     Senior Vice President and
                                                     Chief Financial Officer